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                                                                    EXHIBIT 99.2


                          NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
                            8% SENIOR NOTES DUE 2008
                                       OF
                      ADVANCED LIGHTING TECHNOLOGIES, INC.

         This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the 8% Senior Notes Due 2008, of Advanced Lighting Technologies, Inc. (the "Old Notes") are not immediately available, (ii) Old Notes, the Letter of Transmittal and all other required documents cannot be delivered to The Bank of New York (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus referred to below) or (iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Old Notes (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

                  The Exchange Agent For The Exchange Offer Is:

                              The Bank of New York

                                    By Mail:

                              The Bank of New York
                             101 Barclay Street, 7E
                               New York, NY 10286
                          Attn: Reorganization Section,
                                 7E: Odell Romeo
                          (Registered or Certified Mail
                                  Recommended)

                          By Hand or Overnight Delivery

                              The Bank of New York
                               101 Barclay Street
                        Corporate Trust Services Window
                                  Ground Level
                               New York, NY 10286
                          Attn: Reorganization Section,
                                 7E: Odell Romeo
                          (Registered or Certified Mail
                                  Recommended)

                      Confirm by Telephone: (212) 815-6337

                     Facsimile Transmissions: (212) 815-6339
                          (ELIGIBLE INSTITUTIONS ONLY)

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         Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above will not constitute a valid delivery.

         This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on thet Letter of Transmittal.



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Ladies and Gentlemen:

         The undersigned hereby tenders to Advanced Lighting Technologies, Inc., and Ohio corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus dated , 1998 (as the same may be amended or supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering Old Notes."

Aggregate Principal Amount:____________________________________________________

Name(s) of Registered Holder(s):_______________________________________________

                                _______________________________________________

Amount Tendered: $_______________

Certificate No(s) (if available):______________________________________________

                                 ______________________________________________

*Total Principal Amount Represented by Old Notes Certificate(s):

$__________________

If Old Notes will be tendered by book-entry transfer, provide the following information:

DTC Account Number:_______________

Date:____________________



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* Must be in principal amounts of $1,000 and any integral multiple thereof.

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         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

               PLEASE SIGN HERE:

               X______________________     ____________________________________

               X______________________     ____________________________________
                   Signature(s) of Owner(s)
                   or Authorized Signatory

Area Code and Telephone Number:_______________________________________________

         This Notice of Guaranteed Delivery must be signed by the holder(s) of the Old Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

Please print name(s) and address(es):

Name(s):_______________________________________________________________________

        _______________________________________________________________________

        _______________________________________________________________________

Capacity:______________________________________________________________________

Address(es):___________________________________________________________________

            ___________________________________________________________________

            ___________________________________________________________________

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GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

         The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letter(s) of Transmittal (or facsimile thereof) and any other required documents within three business days after the date of execution of this Notice of Guaranteed Delivery.

         The undersigned acknowledges that it must deliver the Letter(s) of Transmittal and the Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.


Name of Firm______________________  Authorized Signature_______________________

Address___________________________  Title______________________________________

__________________________________  ___________________________________________
                          Zip Code             (Please Type or Print)

Area Code and Telephone No._______________________  Dated:_____________________






NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
     OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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